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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 2003

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5673 Airport Road, Roanoke, Virginia	24012
(Addressof Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report).

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.	Other Events and Regulation FD Disclosure.

                          On October 6, 2003, Advance Auto Parts, Inc., or Advance, issued a press release announcing that after 2003 Western Auto Supply Company, a wholly owned subsidiary of Advance, will no longer supply merchandise and services to its wholesale distribution network of 304 Western Auto dealers and 44 other independent retailers. Advance will report results from its wholesale segment, which consists solely of the wholesale distribution network, as discontinued operations beginning in the fourth quarter of 2003 and will change its presentation of historical results to reflect this decision. Advance acquired Western Auto Supply Company in 1998, which included 535 Parts America stores that were converted to Advance Auto Parts stores and the wholesale distribution network. The press release is incorporated herein to this Form 8-K by this reference and a copy of the press release is attached hereto as Exhibit 99.1.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number

99.1 Press Release of Advance Auto Parts, Inc., dated October 6, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date October 7, 2003	/s/ JEFFREY T. GRAY

(Signature)*
Jeffrey T. Gray Senior Vice President and Chief Financial Officer

* Print name and title of the signing officer under his signature.

EXHIBIT INDEX
Exhibit
Number	Exhibit Description
99.1	Press Release of Advance Auto Parts, Inc., dated October 6, 2003.